                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 6, 1995 appearing on page 31 of the Annual Report on Form 10-K of Ceradyne, Inc. for the year ended December 31, 1994.




                                            /s/ ARTHUR ANDERSEN LLP
                                                ------------------------------
                                                ARTHUR ANDERSEN LLP


Orange County, California
July 28, 1995





                                 EXHIBIT 23.2